PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (the "Agreement"), effective 7:00 a.m., M.S.T., January 1, 1997 (the "Effective Date"), is between CHAPARRAL RESOURCES, INC. a Colorado corporation, (hereinafter collectively referred to as "SELLER"), and CONOCO INC., a Delaware corporation ("BUYER").

                                    RECITALS:

SELLER owns certain oil and gas properties located in Rio Blanco County, Colorado, and related contractual rights and desires to sell these properties and transfer these contractual rights.

BUYER desires to purchase these properties from SELLER and acquire these contractual rights.

Accordingly,   in  consideration  of  the  mutual  promises  contained  in  this
Agreement, BUYER and SELLER agree as follows:

                          ARTICLE 1. PURCHASE AND SALE

1.1 The Property. Subject to the terms of this Agreement, SELLER agrees to sell and assign to BUYER and BUYER agrees to purchase and acquire from SELLER all of SELLER's right and title to, and interest in, the following (collectively the "Property"):

         1.1.1 The oil, gas and mineral lease(s) and other interests in oil and gas described in Exhibit A and all rights, privileges and obligations appurtenant to the leases INSOFAR AND ONLY INSOFAR AS the leases cover and include the lands, depths and rights described in Exhibit A ("Leases");

         1.1.2 All rights in any unit in which the Leases are included, to the extent that these rights arise from and are associated with the Leases, including without limitation all rights derived from any unitization, pooling, operating, communitization or other agreement or from any declaration or order of any governmental authority;

         1.1.3 All of SELLER'S rights and interests in and to producing, non-producing, shut-in, and abandoned oil, gas and condensate wells, water source, water injection and other injection or disposal wells and associated facilities located on the Leases or lands unitized or pooled with the Leases;

         1.1.4 All equipment, facilities and other personal property on the Leases used in developing or operating the Leases or producing, treating, storing, gathering, compressing, processing or transporting hydrocarbons on or from the Leases.;

         1.1.5 All easements, rights-of-way, licenses, permits, servitudes and similar interests applicable to or used in operating the Leases or the personal property described above;

         1.1.6 All contracts and contractual rights, obligations and interests relating to the Leases, including without limitation unit agreements, farmout agreements, farmin agreements, operating agreements, and hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange, processing and fractionating agreements ("Related Contracts"), including without limitation those Related Contracts described in Exhibit A; and

1.2 Exclusions. The Property sold and assigned under this Agreement does not include:

         1.2.1 SELLER's intellectual property used in developing or operating the Property, including without limitation proprietary computer software, patents, trade secrets, copyrights, names, marks and logos, all of which SELLER will remove before or as soon as possible after Closing;

         1.2.2 Trade credits, accounts and notes receivable, and adjustments or refunds (including without limitation transportation tariff refunds, take-or-pay claims, and audit adjustments) attributable to the Property with respect to any period before the Effective Date;


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1.3      Ownership of Production from the Property.

         1.3.1 Production Before the Effective Date. SELLER owns all merchantable oil, gas, condensate and distillate ("Hydrocarbons") produced from the Property before the Effective Date. If Hydrocarbons produced from the Property before the Effective Date are stored in the Lease stock tanks on the Effective Date ("Stock Tank Oil"), BUYER shall purchase the Stock Tank Oil above pipeline connections in the stock tanks from SELLER at the prevailing market value in the area, adjusted for grade and gravity and less taxes. BUYER will pay SELLER for the Stock Tank Oil by upward adjustment to the Purchase Price, as provided in Section 6.5.3.1. SELLER and BUYER shall accept the Lease operator's tank gauge readings or other inventory records of the Stock Tank Oil.

         1.3.2 Production After the Effective Date. BUYER owns all Hydrocarbons produced from the Property on and after the Effective Date. SELLER will sell on BUYER's behalf all Hydrocarbons produced from the Property between the Effective Date and the Closing Date. SELLER will credit BUYER for the proceeds of these sales as a downward adjustment to the Purchase Price, as provided in Section 6.5.3.2. Subject to any continuing sale obligations under the Related Contracts, BUYER may sell Hydrocarbons produced from the Property on and after the Closing Date as it deems appropriate.

                            ARTICLE 2. PURCHASE PRICE

2.1 Purchase Price. BUYER shall pay SELLER a purchase price for the Property of $270,000 ("Purchase Price"), allocated $27,000 to depreciable assets and $243,000 to nondepreciable assets, subject to any adjustments to the Purchase Price made at Closing or in the post-closing final settlement.

                    ARTICLE 3. REPRESENTATIONS AND WARRANTIES

3.1 Reciprocal Representations and Warranties. SELLER and BUYER each represent and warrant to the other that as of the Effective Date and the Closing Date:

         3.1.1 Corporate Authority. It is a corporation duly organized and in good standing under the laws of its state of incorporation, is duly qualified to carry on its business in the state where the Property is located, and has all the requisite power and authority to enter into and perform this Agreement.

         3.1.2 Requisite Approvals. It has taken all necessary actions pursuant to its Articles of Incorporation, By-laws and other governing documents to fully authorize it to consummate the transaction contemplated by this Agreement.

         3.1.3 Validity of Obligation. This Agreement and all documents it is to execute and deliver on or before the Closing Date have been duly executed by its appropriate officials and constitute valid and legally binding obligations, enforceable against it in accordance with the terms of this Agreement and such documents.

         3.1.4 Impediments to Consummation of Agreement. Its executing, delivering and performing this Agreement does not conflict with or violate any agreement or instrument to which it is a party, or any law, rule, regulation, ordinance, judgment, decree or order to which it is subject.

         3.1.5   Bankruptcy.   There  are  no  bankruptcy,   reorganization   or
         receivership proceedings pending, being contemplated by, or to its actual knowledge, threatened against it.

3.2 BUYER's Representations and Warranties. BUYER represents and warrants to SELLER that as of the Effective Date and the Closing Date:

         3.2.1 Independent Evaluation. BUYER is an experienced and knowledgeable investor in the oil and gas business. BUYER has been advised by and has relied solely on its own expertise and legal, tax, reservoir engineering and other professional counsel concerning this transaction.

         3.2.2 Qualification. BUYER is now or at Closing will be, and thereafter will continue to be, qualified to own and operate federal and State of Colorado oil, gas and mineral leases, including meeting all bonding requirements.


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         Consummating  the  transaction  contemplated in this Agreement will not cause BUYER to be disqualified or to exceed any acreage limitation imposed by law, statute or regulation.

         3.2.3 Securities Laws. BUYER has complied with all federal and state securities laws applicable to the sale of the Property and will comply with such laws if it subsequently disposes of all or any part of the Property.

3.3 SELLER's Representations and Warranties. SELLER represents and warrants to BUYER that as of the Effective Date and the Closing Date:

         3.3.1 Lawsuits and Claims. SELLER has not been notified of any action, suit, proceeding, claim or investigation by any person, entity, administrative agency or governmental body pending or threatened in writing against SELLER that may adversely affect title to any of the Property or the value thereof or otherwise hinder operations on the Property and, to the best of SELLER's knowledge, there is no reasonable basis for any such action, suit, proceeding, claim or investigation.

         3.3.2 Environmental Proceedings. SELLER has not been notified that the Property is the subject of any pending environmental enforcement proceeding, investigation, inquiry or claim of noncompliance by any governmental agency or private party and, except as disclosed to BUYER in writing, there is no reasonable basis to the best of SELLER's knowledge, for any such proceeding, investigation, inquiry or claim.

         3.3.3 Leases and Contracts. The Leases and Related Contracts are in full force and effect, and SELLER has made all payments (including royalties, minimum royalties, delay rentals and shut-in payments) due thereunder or required to be made to maintain the leases and other agreements in effect. To the best of SELLER's knowledge, all unrecorded agreements to which the Property is subject are described in Exhibit A.

         3.3.4 Sales Agreements. Crude oil , condensate, and/or natural gas production from the Property is not subject to any sale or exchange contracts or arrangements, a "take or pay" arrangement, production payment or any other arrangement to deliver hydrocarbons that cannot be terminated at any time after the Effective Date, without breach or penalty, upon 60 days' notice. SELLER further represents that production from the Property is not subject to any call on production or preferential right to purchase the production by any party.

         3.3.5 Adverse Changes. To the best of SELLER's knowledge, since the Effective Date, there has been no material adverse change in the physical condition of, or title to the Property, except depletion through normal production, and depreciation of equipment through ordinary wear and tear.

3.4 Notice. SELLER and BUYER shall each give the other prompt written notice of any matter materially affecting any of its representations or warranties under this Article 3 or rendering any such warranty or representation untrue.

                              ARTICLE 4. WARRANTIES

4.1 Title and Encumbrances. SELLER SELLS AND TRANSFERS THE PROPERTY TO BUYER SUBJECT TO ALL ROYALTIES, OVERRIDING ROYALTIES, BURDENS AND ENCUMBRANCES, AND WITHOUT WARRANTY OF TITLE, EXPRESS, STATUTORY, OR IMPLIED, PROVIDED, HOWEVER, SELLER SHALL AGREE TO DEFEND THE TITLE TO THE PROPERTY AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS OR ENTITIES CLAIMING THE SAME OR ANY PART THEREOF BY, THROUGH OR UNDER SELLER, BUT NOT OTHERWISE.

4.2 Information About the Property. SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, STATUTORY OR IMPLIED, AS TO (i) THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED TO BUYER IN CONNECTION WITH THE PROPERTY; (ii) THE QUALITY AND QUANTITY OF HYDROCARBON RESERVES (IF
ANY) ATTRIBUTABLE TO THE PROPERTY; (iii) THE ABILITY OF THE PROPERTY TO PRODUCE HYDROCARBONS, INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OPPORTUNITIES; (iv) ALLOWABLES OR OTHER REGULATORY MATTERS, OR (v) THE PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS OR PROFITS, IF ANY, TO BE DERIVED FROM THE PROPERTY. ANY AND ALL DATA, INFORMATION OR OTHER RECORDS FURNISHED BY SELLER ARE PROVIDED TO BUYER AS A CONVENIENCE AND BUYER'S RELIANCE ON OR USE OF THE SAME IS AT BUYER'S SOLE RISK.


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              ARTICLE 5. TITLE EXAMINATION AND PHYSICAL INSPECTION

5.1 Information and Access. Prior to Closing, to allow BUYER to confirm SELLER's title to the Property, SELLER shall give BUYER and BUYER's authorized representatives, during normal business hours, the right to examine all contract, land and lease records, to the extent such data and records are in SELLER's possession and relate to the Property. BUYER may photocopy such records at its sole expense. BUYER shall keep confidential all information made available to BUYER until Closing.

5.2      Preferential Rights and Consents to Assign.

         5.2.1 If any of the Property is subject to preferential purchase rights, rights of first refusal, or similar rights (collectively, "Preferential Rights"), or consents to assign, lessor's approvals or similar rights (collectively, "Consents"), SELLER shall (i) notify the holders of the Preferential Rights and Consents that it intends to sell the Property to BUYER,
(ii) provide them with any information about the sale of the Property to which they are entitled, and (iii) in the case of Consents, ask the holders of the Consents to consent to the assignment of the affected Property to BUYER. SELLER shall promptly notify BUYER whether Preferential Rights are exercised, waived or deemed waived, or if any Consents are denied. SELLER will not be liable to BUYER if any Preferential Rights are exercised, or any Consents are denied.

         5.2.2. If SELLER is unable before Closing to obtain the required Consents (other than Consents ordinarily obtained after Closing) and waivers of all Preferential Rights, at the option of the BUYER, that portion of the Property affected by the unwaived Preferential Rights or Consents will be excluded from the transaction under this Agreement, and the Purchase Price will be adjusted by the Allocated Value of the affected Property listed in Exhibit "D" to this Agreement (the "Allocated Value"), and proceed with Closing.

5.3 Title Pending Governmental Consents. Until SELLER and BUYER obtain federal and state approval of the sale and assignment of Leases requiring such approval, SELLER will continue to hold record title to such Leases as nominee for BUYER. Until the required approvals are obtained, SELLER will act only upon and in accordance with BUYER's specific written instructions and will have no authority, responsibility or discretion to perform any tasks with respect to such Leases other than purely administrative or ministerial tasks, unless otherwise specifically requested and authorized by BUYER in writing. If any required approval is finally denied, SELLER shall refund to BUYER the Allocated Value of the Leases and other Property affected and BUYER shall immediately reassign such Leases and other Property to SELLER.

5.4      Title Defects
         5.4.1 BUYER will review title to the Property prior to Closing and notify SELLER in writing of any title defect it discovers as soon a reasonably practicable after its discovery, but in no event less than three business days prior to the Closing Date. BUYER will be deemed to have conclusively waived any title defect about which it fails to notify SELLER in writing at least three business days prior to the Closing Date.

         5.4.2 If BUYER properly notifies SELLER of any title defect, BUYER shall have the option to either (i) waive the title defect and close,
         (ii) request SELLER to cure the title defect, but SELLER will have no obligation to cure any title defects in the Property, or (iii) if SELLER declines to cure a material title defect, exclude the portion of the Property affected by the title defect from the transaction under this Agreement, in which case the Purchase Price will be reduced by the Allocated Value of the excluded Property. If BUYER asks SELLER to cure a material title defect, and SELLER agrees to attempt to cure the title defect, SELLER will have 180 days after the Closing Date to correct the title defect. With respect to all material title defects that SELLER fails to cure by 180 days after the Closing Date, BUYER may rescind its purchase of that portion of the Property affected by those title defects, after which SELLER shall refund the Allocated Value of the affected Property to BUYER, and BUYER (at SELLER's sole option) shall immediately reassign the affected Property to SELLER.

5.5 Inspection; Assumption of Risk. Promptly after the execution of this Agreement and until Closing, SELLER, at times approved by SELLER, shall allow BUYER and its representatives, at their sole risk and expense, to conduct reasonable inspections of the Property.

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                     ARTICLE 6. CLOSING AND FINAL SETTLEMENT

6.1 Closing Date. Unless BUYER and SELLER otherwise agree, the closing of this purchase and sale ("Closing") will occur on or before February 28, 1997 (the actual date on which Closing occurs being the "Closing Date") in SELLER's offices in Denver, Colorado. If SELLER and BUYER agree to close the purchase and sale of the Property by mail rather than in person, the Closing Date of this purchase and sale will be the date on which SELLER receives payment of the Purchase Price.

6.2 Conditions to Closing. BUYER or SELLER are not obligated to close the transaction that is the subject of this Agreement if:

         6.2.1 Any matter represented or warranted by the other party in this Agreement is not true, or is misleading in any material respect, as of the Closing Date or any obligation of the other party before the Closing Date is not satisfied on the Closing Date.

         6.2.2 Any suit or other proceeding is pending or threatened before any court or governmental agency seeking to restrain, prohibit, or declare illegal, or seeking substantial damages in connection with, the transaction that is the subject of this Agreement, or there is reasonable basis for any such suit or other proceeding.

         6.2.3 Any necessary waivers of Preferential Rights and Consents (other than Consents typically obtained after Closing) have not been secured.

6.3 Preliminary Settlement. At Closing, BUYER and SELLER shall execute a settlement statement (the "Preliminary Settlement Statement") prepared by SELLER, subject to the approval of BUYER, which shall set forth adjustments (as set forth in this paragraph) to the Purchase Price to be paid by BUYER at Closing. At least three days prior to Closing, SELLER agrees to furnish BUYER the Preliminary Settlement Statement for BUYER's review.

         6.3.1 Increase to Purchase Price. The Purchase Price to be paid by BUYER to SELLER at Closing shall be increased by:
          (i) The amount of lease operating expenses which accrued to the Property from operations, and under the Joint Operating Agreement subsequent to the Effective Date and which have been paid by SELLER.
          (ii) An amount equal to the market value of the Stock Tank Oil above the pipeline connection as measured on the Effective Date.
          (iii) An amount equal to the estimated value of underproduced oil and/or gas production from the Property on the Effective Date.

          6.3.2 Decrease Purchase Price. The Purchase Price to be paid by BUYER to SELLER shall be decreased by:
          (i) The amount of capital expenditures (including without limitation, drilling costs, completion costs, equipment, and construction costs) and lease operating expenses which accrued to the Property prior to the Effective Date which have not been paid by SELLER.
          (ii) An amount equal to all estimated and unpaid ad valorem, property, production, severance and similar taxes and assessments based upon or measured by the ownership of the Property or the production of hydrocarbons or the receipt of proceeds therefrom accruing to the Property prior to the Effective Date.
          (iii) An amount equal to the Allocated Value for that portion of the Property not conveyed as a result of the exercising of Preferential Rights or denial of Consents to Assign pursuant to Section 5.2.
          (iv) An amount equal to any title defects as set forth in Section 5.4.
          (v) An amount equal to the estimated value of overproduced oil and/or gas production from the Property on the Effective Date;

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6.4      Closing.   SELLER and BUYER have the following obligations at Closing:

         6.4.1  SELLER's Obligations. At Closing, SELLER shall deliver to BUYER:

                  (i) An executed and acknowledged Assignment and Bill of Sale (in sufficient counterparts for recording) in the form of Exhibit B (the "Assignment and Bill of Sale"); and
                  (ii) Any other appropriate instruments necessary to effect or support the transaction contemplated in this Agreement, including, without limitation, any lease assignment forms or other forms or filings required by federal or state agencies to transfer ownership of the Property.

         6.4.2    BUYER's Obligations.   At Closing, BUYER shall:
                  (i)      Pay SELLER the  Purchase  Price,  as  adjusted  under
                           Section  6.3,  either  by  cashier's  check  or  wire
                           transfer of immediately available funds into an account designated by SELLER in accordance with SELLER's instructions;
                  (ii) Furnish fully executed change of operator notices, which BUYER shall file with the appropriate regulatory authorities, if BUYER becomes operator; and
                  (iii) Any ratification and joinder instruments required to transfer the SELLER's rights, obligations and interests in the Related Contracts and other Property.

6.5 Post-Closing Obligations. SELLER and BUYER have the following post-closing obligations:

         6.5.1 Property Records. At or as soon as possible after Closing, SELLER shall deliver to BUYER the originals of all lease, contract or well records (excluding any internal valuation or interpretive data or documentation) relating to the Property (the "Property Records"), at a location designated by BUYER.

         6.5.2 Recording and Filing. BUYER, within a reasonable time after Closing, shall (i) record the Assignment and Bill of Sale and all other instruments that must be recorded to effectuate the transfer of the Property; and (ii) file for approval with the applicable government agencies all state and federal transfer and assignment documents for the Property. BUYER shall provide SELLER a recorded copy of the Assignment and Bill of Sale and other recorded instruments, and approved copies of the state and federal transfer and assignment documents as soon as they are available.

         6.5.3 Settlement Statement. SELLER shall use its best efforts to deliver to BUYER, within 90 days after the Closing Date, a final settlement statement that will adjust the Purchase Price as follows; however, SELLER's failure to deliver the final settlement statement within 90 days will not constitute a waiver of any right to an adjustment otherwise due.

              6.5.3.1  The  Purchase Price will be adjusted upward by the amount of:
                           (i) All actual production expenses, operating expenses, overhead under the applicable operating agreements, and capital expenditures (including without limitation royalties, minimum royalties, rentals, and prepaid charges) paid or incurred by SELLER and attributable to operation of the Property on and after the Effective Date;
                           (ii) The actual value of the Stock Tank Oil from any proceeds received by BUYER for the sale of production from the Property before the Effective Date; and
                           (iii) Any other amounts to which SELLER is entitled under this Agreement that are not paid as part of the Purchase Price at Closing.

              6.5.3.2 The Purchase Price will be adjusted downward by the amount of:
                           (i) Any proceeds received by SELLER for production from the Property on and after the Effective Date, as provided in Section
                                    1.3.2 of this Agreement;
                           (ii) Any other amounts to which BUYER is entitled under this Agreement that are not paid or reimbursed at Closing.

         6.5.4 Final Settlement. The parties will attempt to agree to the final settlement statement within 30 days after its delivery to BUYER, and settlement will be made (taking into account adjustment for the estimate made under Section 6.3 and deducted from the Purchase Price under Section 6.4.2(i) by company check, or wire transfer, at the receiving party's option, within 15 days after agreement. Thereafter,



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         if SELLER  or BUYER  receives  additional  proceeds or pays  additional expenses for or on behalf of the other party, they shall promptly invoice the other party for expenses paid or remit to the other party any proceeds received.

         6.5.5 Further Assurances. BUYER and SELLER agree to execute and deliver from time to time such further instruments and do such other acts as may be reasonably necessary to effectuate the purposes of this Agreement.

                      ARTICLE 7. ASSUMPTION OF OBLIGATIONS

7.1 Ownership and Operations. Except as provided in Section 10.1, upon and after Closing, BUYER shall assume and perform all the rights, duties, obligations and liabilities of ownership and operation of the Property, including without limitation: (i) all of SELLER's express and implied obligations and covenants under the terms of the Leases, the Related Contracts and all other orders and contracts to which the Property is subject; (ii) responsibility for all royalties, overriding royalties, production payments, net profits obligations, rentals, shut-in payments and other burdens or encumbrances to which the Property is subject accruing after the Effective Date; (iii) responsibility for compliance with all applicable laws, ordinances, rules and regulations pertaining to the Property, and the procurement and maintenance of all permits required by public authorities in connection with the Property; and (iv) all other obligations assumed by BUYER under this Agreement. With respect to (i) any part of the Property for which BUYER is not duly elected operator, or (ii) any non-operating interests in the Property being transferred to BUYER under this Agreement, BUYER shall assume full responsibility and liability for that portion of the foregoing rights, duties, obligations and liabilities for which non-operators are responsible. SELLER will remain responsible for all costs, expenses and liabilities incurred by SELLER in connection with the ownership or operation of the Property before the Effective Date, except those for which BUYER indemnifies SELLER, or which BUYER assumes in the Agreement.

7.2 Plugging and Abandonment Obligations. From and after the Effective Date, BUYER assumes full responsibility and liability for the following obligations related to the Property ("Plugging and Abandonment Obligations"): (i) plugging, replugging and abandoning all wells on the Property plugged after the Effective Date; (ii) removing and disposing of all structures and equipment located on or comprising part of the Property; (iii) the necessary and proper capping and burying of all associated flow lines located on or comprising part of the Property; (iv) restoring the leasehold premises of the Property, both surface and subsurface, to the condition they were in before commencement of oil and gas operations, as may be required by applicable laws, regulation or contract; and
(v) any necessary disposal of Property contaminated by naturally occurring radioactive material ("NORM"). BUYER shall conduct all plugging, replugging, abandonment, removal, disposal and restoration operations in a good and workmanlike manner and in compliance with all applicable laws and regulations. With respect to any non-operating interests in the Property being transferred to BUYER under this Agreement, BUYER shall assume full responsibility and liability, from and after the Effective Date, for that portion of the Plugging and Abandonment Obligations for which non-operators are responsible.

7.3 Environmental Obligations. BUYER assumes full responsibility and liability for the following occurrences, events and activities on or related to the Property ("Environmental Obligations") whether arising before or after the Effective Date: (i) environmental pollution or contamination, including pollution of the soil, groundwater or air; (ii) underground injection activities and waste disposal onsite; (iii) clean-up responses, and the cost of remediation, control or compliance with respect to surface and subsurface pollution caused by spills, pits, ponds or lagoons; (iv) failure to comply with applicable land use, surface disturbance, licensing or notification requirements; and (v) violation of environmental or land use rules, regulations, demands or orders of appropriate state or federal regulatory agencies. With respect to any non-operating interests in the Property being transferred to BUYER under this Agreement, BUYER agrees to assume full responsibility and liability, from and after the Effective Date, for that portion of the Environmental Obligations for which non-operators are responsible.

                             ARTICLE 8. INDEMNITIES

8.1 Definition of Claims. As used in this Agreement, the term "Claims" means any and all losses, liabilities, damages, obligations, expenses, fines, penalties, costs, claims, causes of action and judgments for (i) breaches of contract; (ii) loss or damage to property; and (iii) violations of applicable laws, rules, regulations, orders or any other legal right or duty actionable at law or equity. The term "Claims" also includes attorneys fees and court costs resulting from the defense of any claim or cause of action within the scope of the indemnities in this Agreement.

8.2 Application of Indemnities. Unless this Agreement expressly provides to the contrary, the indemnities set forth in this Agreement apply regardless of whether: (i) the indemnified party (or its employees, agents, contractors, successors or assigns) causes, in whole or part, an indemnified Claim; (ii) an indemnified Claim arises out of or results from the indemnified party's (or its employees', agents', contractors', successors' or assigns') sole or concurrent negligence; (iii) the indemnified party (or its employees, agents, contractors, successors or assigns) is deemed to be strictly liable, in whole or part, for an indemnified Claim; or (iv) any part of an indemnified Claim is the result of the imposition of punitive damages. All indemnities set forth in this Agreement extend to the officers, directors, employees and affiliates of the party indemnified, and cover the acts and omissions of the officers, directors, employees, contractors, successors and assigns of the indemnifying party.

8.3 BUYER's Indemnity. BUYER shall indemnify, defend and hold SELLER harmless from and against any and all Claims caused by, resulting from or incidental to:
(i) BUYER's ownership or operation of the Property after the Effective Date, including without limitation the obligations assumed by BUYER in Section 7.1;
(ii) all Plugging and Abandonment  Obligations arising after the Effective Date;
(iii) all Environmental Obligations, whether arising before or after the Effective Date; (iv) BUYER's disbursement of production proceeds from the Property accruing after the Effective Date, including funds in any suspense accounts received from SELLER; (v) any obligations for broker's fees incurred by BUYER in connection with the purchase of the Property; (vi) BUYER'S acts or omissions; (vii) any failure by BUYER to comply with applicable laws, ordinances, rules and regulations pertaining to the Property, and procure and maintain permits required by public authorities in connection with the Property;
(viii) any violation by BUYER of state or federal securities laws, or BUYER's dealings with its partners, investors, financial institutions and other third parties with respect to this Agreement; and (ix) SELLER's operation of the Property under Article 10, if applicable, except to the extent caused by SELLER's gross negligence or willful misconduct. BUYER further agrees to indemnify, defend and hold SELLER harmless from and against any and all claims for personal injury, illness, disease and wrongful death which arise or are asserted after the Effective Date and which are attributable to the ownership and operation of the Property by BUYER, including without limitation, any interest, penalty, reasonable attorney's fees and other costs and expenses incurred in connection therewith or the defense thereof.

8.4 SELLER's Indemnity. SELLER shall indemnify, defend and hold BUYER harmless from and against any and all Claims caused by, resulting from or incidental to:
(i) SELLER's ownership or operation of the Property before the Effective Date, except to the extent such obligations are assumed by BUYER in Section 8.3; (ii) SELLER's disbursement of production proceeds from the Property accruing before the Effective Date; (iii) any failure by SELLER to comply with applicable laws, ordinances, rules and regulations pertaining to the Property, or to procure and maintain permits required by public authorities in connection with the Property;
(iv) any violation by SELLER of state or federal securities laws, or SELLER's dealings with its partners, investors, financial institutions and other third parties with respect to this Agreement; and (v) SELLER's operation of the Property under Article 10, if applicable, to the extent caused by SELLER's gross negligence or willful misconduct. SELLER further agrees to indemnify, defend and hold BUYER harmless from and against any and all claims for personal injury, illness, disease, and wrongful death which arise or are asserted prior to the Effective Date or are asserted after Effective Date and are solely attributable to the ownership and operation of the Property by SELLER prior to the Effective Date, including without limitation, any interest, penalty, reasonable attorney's fees, and other costs and expenses in connection therewith or in defense thereof. It is understood and agreed that SELLER's indemnity under this Section is limited to claims against BUYER by third parties, including government agencies.

8.5 NORM. BUYER ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT OIL AND GAS PRODUCING FORMATIONS CAN CONTAIN NATURALLY OCCURRING RADIOACTIVE MATERIAL. SOME OR ALL OF THE EQUIPMENT, MATERIALS AND OTHER PROPERTY SUBJECT TO THIS AGREEMENT MAY HAVE LEVELS OF NORM ABOVE BACKGROUND LEVELS. A HEALTH HAZARD MAY EXIST IN CONNECTION WITH THIS EQUIPMENT, MATERIALS AND OTHER PROPERTY. THEREFORE, BUYER MAY NEED TO FOLLOW SAFETY PROCEDURES WHEN HANDLING THIS EQUIPMENT, AND OTHER PROPERTY.

                         ARTICLE 9. TAXES AND EXPENSES.

9.1 Recording Expenses. BUYER shall pay the cost of recording and filing the Assignment and Bill of Sale for the Property, all state and federal transfer and assignment documents, and all other instruments.

9.2 Ad Valorem, Real Property and Personal Property Taxes. Unless paid pursuant to Article 6.3, all Ad Valorem Taxes, Real Property Taxes, Personal Property Taxes, and similar obligations ("Property Taxes") on the Property are SELLER's obligation for periods before the Effective Date and BUYER's obligation for periods after the Effective Date.

9.3 Severance Taxes. SELLER shall bear and pay all severance or other taxes measured by Hydrocarbon production from the Property, or the receipt of proceeds therefrom, to the extent attributable to production from the Property before the Effective Date. BUYER shall bear and pay all such taxes on production from the Property on and after the Closing Date.

9.4 Sales Taxes. SELLER shall remit on behalf of BUYER all state and county sales taxes due on the Property, using the Allocated Values listed in Exhibit D. BUYER will reimburse SELLER at Closing for all sales taxes paid on behalf of BUYER.

                  ARTICLE 10. INTERIM OPERATION OF THE PROPERTY

10.1 Operations by SELLER. If SELLER is operator of the Property, SELLER shall continue to operate the Property during the period between the Effective Date and 7:00 a.m., local time where the Property is located, on the first day of the month following the month in which Closing occurs, or such later date to which SELLER and BUYER agree in writing ("Interim Period"), but SELLER has no obligation to operate the Property after the Interim Period. SELLER shall operate the Property during the Interim Period in a prudent manner consistent with generally accepted industry practices and standards, applicable laws and regulations, and all applicable lease and other agreement terms. SELLER is entitled to retain any overhead payments received and attributable to operations during the Interim Period. SELLER makes no representation or warranty that BUYER will become operator of any portion of the Property, as that matter is controlled by the applicable operating agreements and governmental regulatory requirements.

10.2 Marketing of Production. If SELLER continues to operate the Property after the Closing Date under this Article 10, SELLER and BUYER will agree on continued marketing of production, disbursement of proceeds of production, billing and collection of amounts due from the nonoperating interest owners, and payment of all delay rentals, minimum royalties, shut-in royalties and other lease payments until BUYER begins operating the Property.

                            ARTICLE 11. MISCELLANEOUS

11.1 Purchase and Sale/Qualified Intermediary. Subject to the terms and conditions of this Agreement, SELLER agrees to sell and convey to BUYER, and BUYER agrees to purchase, pay for and receive the Assets and to assume the obligations as provided herein. SELLER and BUYER hereby agree that BUYER, in lieu of the purchase of the Assets from SELLER for the cash consideration provided herein, shall have the right at any time prior to Closing to assign all or a portion of its rights under this Agreement to a Qualified Intermediary (as that term is defined in Section 1.1031(k)- 1(g)(4)(v) of the Treasury Regulations) in order to accomplish the transaction in a manner that will comply, either in whole or in part, with the requirements of a like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, ("Code"). Likewise, SELLER shall have the right at any time prior to Closing to assign all or a portion of its rights under this Agreement to a Qualified Intermediary for the same purpose. In the event either Party assigns its rights under this Agreement pursuant to this Section 11.1, such Party agrees to notify the other Party in writing of such assignment at or before Closing. If SELLER assigns its rights under this Agreement for this purpose, BUYER agrees to
(i) consent to SELLER's assignment of its rights in this Agreement in the form attached hereto as Exhibit "E-1", and (ii) pay the Purchase Price into a qualified escrow or qualified trust account at Closing as directed in writing. If BUYER assigns its rights under this Agreement for this purpose, SELLER agrees to (i) consent to BUYER's assignment of its rights in this Agreement in the form of Exhibit "E-2", (ii) and accept the Purchase Price from the qualified escrow or qualified trust account at Closing, and (iii) at Closing, convey and assign directly to BUYER the Assets which are the subject of this Agreement upon satisfaction of the other conditions to Closing and other terms and conditions hereof. SELLER and BUYER acknowledge and agree that any assignment of this Agreement to a Qualified Intermediary shall not release either Party from any of their respective liabilities and obligations to each other under this Agreement, and that neither Party represents to the other that any particular tax treatment will be given to either Party as a result thereof.

11.2 Broker's Fees. Each party represents that it has not incurred any obligation for brokers, finders or similar fees for which the other party would be liable.

11.3 Press Releases. After Closing, either BUYER or SELLER may make a statement to the press concerning this transaction, provided such statement shall not make reference to the Purchase Price or consideration paid.

11.4 Notices. All notices under this Agreement must be in writing. Any notice under this Agreement may be given by personal delivery, facsimile transmission, U.S. mail (postage prepaid), or commercial delivery service, and will be deemed duly given when received by the party charged with such notice and addressed as follows:

SELLER:          CHAPARRAL RESOURCES, INC.   BUYER:   CONOCO INC.
------                                       -----
                 3400 Bissonnet, Suite 135            10 Desta Drive, Suite 100W
                 Houston, TX   77005                  Midland, TX   79705-4500

Howard Karren                               Attn: Division Manager
                 FAX:  (713) 669-0994                 FAX:  (915) 686-5422

Any party, by written notice to the other, may change the address or the individual to which or to whom notices are to be sent under this Agreement.

11.5 Assignment. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other, unless the assignment occurs by merger, reorganization or sale of all of a party's assets.

11.6 Entirety of Agreement; Amendment. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions, representations, and prior agreements and understandings relating to such subject matter. This Agreement may be amended, modified, and supplemented only in a writing duly executed by BUYER and SELLER.

11.7 Successors and Assigns. This Agreement binds and inures to the benefit of the parties hereto their respective permitted successors and assigns, and nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights, or remedies.

11.8 Governing Law. This Agreement is governed by and must be construed in accordance with the laws of the State of Colorado, excluding any conflicts-of-law rule or principle that might apply the law of another jurisdiction.

11.9 Survival. All of the representations, warranties, and agreements of or by the parties to this Agreement survive the execution and delivery of the Assignment and Bill of Sale and the transfer of the Property to BUYER.

11.10 Exhibits. The Exhibits attached to this Agreement are incorporated into and made a part of this Agreement. In the event of a conflict between the provisions of the Exhibits or the executed Assignment and Bill of Sale and the foregoing provisions of this Agreement, the provisions of the Exhibits and the executed Assignment and Bill of Sale take precedence over the foregoing provisions of this Agreement. In the event of a conflict between the provisions of the pro forma Assignment and Bill of Sale attached to this Agreement as Exhibit B and the executed Assignment and Bill of Sale, the provisions of the executed Assignment and Bill of Sale take precedence.


This instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes.

The authorized representatives of SELLER and BUYER sign below indicating their agreement to the terms of this Agreement.


SELLER:                                     BUYER:

CHAPARRAL RESOURCES, INC.                   CONOCO INC.



By:                                         By:
   ---------------------------------------     ---------------------------------
Name:  Howard Karren                        Name:
      ------------------------------------       -------------------------------
Title:  Chairman & Chief Executive Officer  Title:
      ------------------------------------       -------------------------------
Date:                                       Date:
      ------------------------------------       -------------------------------

                                    EXHIBIT B
                                     FORM OF

                           ASSIGNMENT AND BILL OF SALE

STATE OF COLORADO                   ss.
                                    ss.
COUNTY OF RIO BLANCO                ss.

          CHAPARRAL RESOURCES, INC., a Colorado corporation ("SELLER"), in consideration of the agreements set forth herein, hereby sells and assigns to CONOCO INC., a Delaware corporation ("BUYER"), all of SELLER's right, title and interest in and to the Property described in this Assignment and Bill of Sale ("Assignment"), subject to the terms of this Assignment, effective as of January 1, 1997 (the "Effective Date"). This Assignment relates to the Purchase and Sale Agreement, effective January 1, 1997 between SELLER and BUYER (the "Agreement").

                          ARTICLE 1. PURCHASE AND SALE

1.1 The Property. Subject to the terms of this Assignment, SELLER agrees to sell and assign to BUYER and BUYER agrees to purchase and acquire from SELLER all of SELLER's right and title to, and interest in, the following (collectively the "Property"):

         1.1.1 The oil, gas and mineral lease(s) and other interests in oil and gas described in Attachment 1 and all rights, privileges and obligations appurtenant to the leases INSOFAR AND ONLY INSOFAR AS the leases cover and include the lands, depths and rights described in Attachment 1 ("Leases");

         1.1.2 All rights in any unit in which the Leases are included, to the extent that these rights arise from and are associated with the Leases, including without limitation all rights derived from any unitization, pooling, operating, communitization or other agreement or from any declaration or order of any governmental authority;

         1.1.3 All of SELLER'S rights and interest in and to producing, non-producing, shut-in, and abandoned oil, gas, and condensate wells, water source, water injection and other injection or disposal wells and associated facilities located on or from the Leases;

         1.1.4 All equipment, facilities and other personal property on the Leases used in developing or operating the Leases or producing, treating, storing, gathering, compressing, processing or transporting hydrocarbons on or from the Leases;

         1.1.5 All easements, rights-of-way, licenses, permits, servitudes and similar interests applicable to or used in operating the Leases or the personal property described above; and

         1.1.6 All contracts and contractual rights, obligations and interests relating to the Leases, including without limitation unit agreements, farmout agreements, farmin agreements, operating agreements, and hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange, processing and fractionating agreements ("Related Contracts"), including without limitation those Related Contracts described in Attachment 1.

1.2 Exclusions. The Property sold and assigned under this Assignment does not include:

         1.2.1  SELLER's  intellectual  property used in developing or operating
         the  Property,   including  without  limitation   proprietary  computer
         software, patents, trade secrets, copyrights, names, marks and logos;

         1.2.2 Trade credits, accounts and notes receivable, and adjustments or refunds (including without limitation transportation tariff refunds, take-or-pay claims, and audit adjustments) attributable to the Property with respect to any period before the Effective Date;

                              ARTICLE 2. WARRANTIES

2.1 Title; Encumbrances. SELLER SELLS AND TRANSFERS THE PROPERTY TO BUYER SUBJECT TO ALL ROYALTIES, OVERRIDING ROYALTIES, BURDENS AND ENCUMBRANCES, AND WITHOUT WARRANTY OF TITLE, EXPRESS, STATUTORY, OR IMPLIED, PROVIDED, HOWEVER, SELLER SHALL AGREE TO DEFEND THE TITLE TO THE PROPERTY AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS OR ENTITIES CLAIMING THE SAME OR ANY PART THEREOF BY, THROUGH OR UNDER SELLER, BUT NOT OTHERWISE.

2.2 Information About the Property. SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, STATUTORY OR IMPLIED, AS TO (i) THE ACCURACY, COMPLETENESS, OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED TO BUYER IN CONNECTION WITH THE PROPERTY; (ii) THE QUALITY AND QUANTITY OF HYDROCARBON RESERVES (IF
ANY) ATTRIBUTABLE TO THE PROPERTY; (iii) THE ABILITY OF THE PROPERTY TO PRODUCE HYDROCARBONS, INCLUDING WITHOUT LIMITATION PRODUCTION RATES, DECLINE RATES AND RECOMPLETION OPPORTUNITIES; (iv) ALLOWABLES OR OTHER REGULATORY MATTERS, OR (v) THE PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS OR PROFITS, IF ANY, TO BE DERIVED FROM THE PROPERTY. ANY AND ALL DATA, INFORMATION OR OTHER RECORDS FURNISHED BY SELLER ARE PROVIDED TO BUYER AS A CONVENIENCE AND BUYER'S RELIANCE ON OR USE OF THE SAME IS AT BUYER'S SOLE RISK.

                      ARTICLE 3. ASSUMPTION OF OBLIGATIONS

3.1 Ownership and Operations. Except as provided in Section 5.1, upon and after Closing, BUYER shall assume and perform all the rights, duties, obligations and liabilities of ownership and operation of the Property, including without limitation: (i) all of SELLER's express and implied obligations and covenants under the terms of the Leases, the Related Contracts and all other orders and contracts to which the Property is subject; (ii) responsibility for all royalties, overriding royalties, production payments, net profits obligations, rentals, shut-in payments and other burdens or encumbrances to which the Property is subject accruing after the Effective Date; (iii) responsibility for compliance with all applicable laws, ordinances, rules and regulations pertaining to the Property, and the procurement and maintenance of all permits required by public authorities in connection with the Property; and (iv) all other obligations assumed by BUYER under this Assignment. With respect to (i) any part of the Property for which BUYER is not duly elected operator, or (ii) any non-operating interests in the Property being transferred to BUYER under this Agreement, BUYER shall assume full responsibility and liability for that portion of the foregoing rights, duties, obligations and liabilities for which non-operators are responsible. SELLER will remain responsible for all costs, expenses and liabilities incurred by SELLER in connection with the ownership or operation of the Property before the Effective Date, except those for which BUYER indemnifies SELLER, or which BUYER assumes in the Agreement.

3.2 Plugging and Abandonment Obligations. From and after the Effective Date, BUYER assumes full responsibility and liability for the following obligations related to the Property ("Plugging and Abandonment Obligations"): (i) plugging, replugging and abandoning all wells on the Property plugged after the Effective Date; (ii) removing and disposing of all structures and equipment located on or comprising part of the Property; (iii) the necessary and proper capping and burying of all associated flow lines located on or comprising part of the Property; (iv) restoring the leasehold premises of the Property, both surface and subsurface, to the condition they were in before commencement of oil and gas operations, as may be required by applicable laws, regulation or contract; and
(v) any necessary disposal of Property contaminated by naturally occurring radioactive material ("NORM"). BUYER shall conduct all plugging, replugging, abandonment, removal, disposal and restoration operations in a good and workmanlike manner and in compliance with all applicable laws and regulations. With respect to any non-operating interests in the Property being transferred to BUYER under this Agreement, BUYER shall assume full responsibility and liability, from and after the Effective Date, for that portion of the Plugging and Abandonment Obligations for which non-operators are responsible.

3.3 Environmental Obligations. BUYER assumes full responsibility and liability for the following occurrences, events and activities on or related to the Property ("Environmental Obligations") whether arising before or after the Effective Date: (i) environmental pollution or contamination, including pollution of the soil, groundwater or air; (ii) underground injection activities and waste disposal onsite; (iii) clean-up responses, and the cost of remediation, control or compliance with respect to surface and subsurface pollution caused by spills, pits, ponds or lagoons; (iv) failure to comply with applicable land use, surface disturbance, licensing or notification requirements; and (v) violation of environmental or land use rules, regulations, demands or orders of appropriate state or federal regulatory agencies. With respect to any non-operating interests in the Property being transferred to BUYER under this Assignment, BUYER agrees to assume full responsibility and liability, from and after the Effective Date, for that portion of the Environmental Obligations for which non-operators are responsible.

                             ARTICLE 4. INDEMNITIES

4.1 Definition of Claims. As used in this Assignment, the term "Claims" means any and all losses, liabilities, damages, obligations, expenses, fines, penalties, costs, claims, causes of action and judgments for (i) breaches of contract; (ii) loss or damage to property; and (iii) violations of applicable laws, rules, regulations, orders or any other legal right or duty actionable at law or equity. The term "Claims" also includes attorneys fees and court costs resulting from the defense of any claim or cause of action within the scope of the indemnities in this Assignment

4.2 Application of Indemnities. Unless this Assignment expressly provides to the contrary, the indemnities set forth in this Assignment apply regardless of whether: (i) the indemnified party (or its employees, agents, contractors, successors or assigns) causes, in whole or part, an indemnified Claim; (ii) an indemnified Claim arises out of or results from the indemnified party's (or its employees', agents', contractors', successors' or assigns') sole or concurrent negligence; (iii) the indemnified party (or its employees, agents, contractors, successors or assigns) is deemed to be strictly liable, in whole or part, for an indemnified Claim; or (iv) any part of an indemnified Claim is the result of the imposition of punitive damages. All indemnities set forth in this Assignment extend to the officers, directors, employees and affiliates of the party indemnified, and cover the acts and omissions of the officers, directors, employees, contractors, successors and assigns of the indemnifying party.

4.3 BUYER's Indemnity. BUYER shall indemnify, defend and hold SELLER harmless from and against any and all Claims caused by, resulting from or incidental to:
(i) BUYER's ownership or operation of the Property after the Effective Date, including without limitation the obligations assumed by BUYER in Section 3.1;
(ii) all Plugging and Abandonment  Obligations arising after the Effective Date;
(iii) all Environmental Obligations, whether arising before or after the Effective Date; (iv) BUYER's disbursement of production proceeds from the Property accruing after the Effective Date, including funds in any suspense accounts received from SELLER; (v) any obligations for broker's fees incurred by BUYER in connection with the purchase of the Property; (vi) BUYER'S acts or omissions; (vii) any failure by BUYER to comply with applicable laws, ordinances, rules and regulations pertaining to the Property, and procure and maintain permits required by public authorities in connection with the Property;
(viii) any violation by BUYER of state or federal securities laws, or BUYER's dealings with its partners, investors, financial institutions and other third parties with respect to this Agreement; and (ix) SELLER's operation of the Property under Article 10, if applicable, except to the extent caused by SELLER's gross negligence or willful misconduct. BUYER further agrees to indemnify, defend and hold SELLER harmless from and against any and all claims for personal injury, illness, disease and wrongful death which arise or are asserted after the Effective Date and which are attributable to the ownership and operation of the Property by BUYER, including without limitation, any interest, penalty, reasonable attorney's fees and other costs and expenses incurred in connection therewith or the defense thereof.

4.4 SELLER's Indemnity. SELLER shall indemnify, defend and hold BUYER harmless from and against any and all Claims caused by, resulting from or incidental to:
(i) SELLER's ownership or operation of the Property before the Effective Date, except to the extent such obligations are assumed by BUYER in Section 4.3; (ii) SELLER's disbursement of production proceeds from the Property accruing before the Effective Date; (iii) any failure by SELLER to comply with applicable laws, ordinances, rules and regulations pertaining to the Property, or to procure and maintain permits required by public authorities in connection with the Property;
(iv) any violation by SELLER of state or federal securities laws, or SELLER's dealings with its partners, investors, financial institutions and other third parties with respect to this Agreement; and (v) SELLER's operation of the Property under Article 5, if applicable, to the extent caused by SELLER's gross negligence or willful misconduct. SELLER further agrees to indemnify, defend and hold BUYER harmless from and against any and all claims for personal injury, illness, disease, and wrongful death which arise or are asserted prior to the Effective Date or are asserted after Effective Date and are solely attributable to the ownership and operation of the Property by SELLER prior to the Effective Date, including without limitation, any interest, penalty, reasonable attorney's fees, and other costs and expenses in connection therewith or in defense thereof. It is understood and agreed that SELLER's indemnity under this Section is limited to claims against BUYER by third parties, including government agencies.

4.5 NORM. BUYER ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT OIL AND GAS PRODUCING FORMATIONS CAN CONTAIN NATURALLY OCCURRING RADIOACTIVE MATERIAL. SOME OR ALL OF THE EQUIPMENT, MATERIALS AND OTHER PROPERTY SUBJECT TO THIS ASSIGNMENT MAY HAVE LEVELS OF NORM ABOVE BACKGROUND LEVELS. A HEALTH HAZARD MAY EXIST IN CONNECTION WITH THIS EQUIPMENT, MATERIALS AND OTHER PROPERTY. THEREFORE, BUYER MAY NEED TO FOLLOW SAFETY PROCEDURES WHEN HANDLING THIS EQUIPMENT, AND OTHER PROPERTY.

                  ARTICLE 5. INTERIM OPERATION OF THE PROPERTY

         5.1 Operations by SELLER. If SELLER is the operator of the Property, SELLER shall continue to operate the Property during the period between the Effective Date and 7:00 a.m., local time, where the Property is located, on the Closing Date, or such later date to which SELLER and BUYER agree in writing (the "Interim Period"), but SELLER has no obligation to operate the Property after the Interim Period. SELLER shall operate the Property during the Interim Period in a prudent manner consistent with generally accepted industry practices and standards, applicable laws and regulations, and all applicable lease and other agreement terms. SELLER is entitled to retain any overhead payments received and attributable to operations during the Interim Period. SELLER makes no representation or warranty that BUYER will become operator of any portion of the Property, as that matter is controlled by the applicable operating agreements and governmental regulatory requirements.

         5.2 Marketing of Production. If SELLER continues to operate the Property after the Closing Date under this Article 5, SELLER and BUYER will agree on continued marketing of production, disbursement of proceeds of production, billing and collection of amounts due from the nonoperating interest owners, and payment of all delay rentals, minimum royalties, shut-in royalties and other lease payments until BUYER begins operating the Property.

                          ARTICLE 6. TAXES AND EXPENSES

         6.1 Recording Expenses. BUYER shall pay all costs of recording and filing the Assignment and Bill of Sale for the Property, all state and federal transfer and assignment documents, and all other instruments.

         6.2 Ad Valorem, Real Property and Personal Property Taxes. Except as adjusted pursuant to the terms of the Agreement, all Ad Valorem Taxes, Real Property Taxes, Personal Property Taxes, and similar obligations ("Property Taxes") on the Property are SELLER's obligation for periods before the Effective Date and BUYER's obligation for periods after the Effective Date.

         6.3 Severance Taxes. SELLER shall bear and pay all severance or other taxes measured by production from the Property, or the receipt of proceeds therefrom, to the extent attributable to production from the Property before the Effective Date. BUYER shall bear and pay all such taxes on production from the Property on and after the Closing Date.

         6.4 Sales Taxes. SELLER shall remit on behalf of BUYER all state and county sales taxes due on the Property, using the allocated values listed in Exhibit D of the Agreement. BUYER will reimburse SELLER at Closing for all sales taxes paid on behalf of BUYER.

                            ARTICLE 7. MISCELLANEOUS

7.1 Covenant Running With the Land. This Assignment and all of its rights, reservations, and covenants are covenants running with the land and inure to and are binding upon the parties hereto, their heirs, successors, and assigns. BUYER shall make any transfer or encumbrance of any of the Property expressly subject to this Assignment and the assignee or transferee must assume all obligations set forth herein.

7.2 Purchase and Sale Agreement. The terms of the Agreement are incorporated by reference in this Assignment. In the event of a conflict between the provisions of this Assignment and the provisions of the Agreement, the provisions of this Assignment prevail.

The authorized representatives of SELLER and BUYER sign below indicating their agreement to the terms of this Assignment.

SELLER:                                     BUYER:

CHAPARRAL RESOURCES, INC.                   CONOCO INC.



By:                                         By:
   ---------------------------------------     ---------------------------------
Name:  Howard Karren                        Name:
      ------------------------------------       -------------------------------
Title:  Chairman & Chief Executive Officer  Title:
      ------------------------------------       -------------------------------
Date:                                       Date:
      ------------------------------------       -------------------------------

[Add Appropriate Acknowledgment Forms]


-----------------------------------------------------------------------------------------------------------------------
     PROPERTY NAME     COUNTY          STATE    OPERATOR                       GWI               NRI    ALLOCATED VALUE
-----------------------------------------------------------------------------------------------------------------------
SDC #6                 Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.106876     $5,000.00
-----------------------------------------------------------------------------------------------------------------------
SDC #1-B               Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.107509    $11,100.00
-----------------------------------------------------------------------------------------------------------------------
SDC #22                Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.112500    $13,200.00
-----------------------------------------------------------------------------------------------------------------------
SDC #23                Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.112500    $15,500.00
-----------------------------------------------------------------------------------------------------------------------
Superior Fee #1-18     Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.107510     $6,500.00
-----------------------------------------------------------------------------------------------------------------------
SDC Fee #20            Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.111708     $1,000.00
-----------------------------------------------------------------------------------------------------------------------
SDC #16                Rio Blanco       CO      Chaparral Resources, Inc.      0.300000          0.223417     $8,600.00
------------------------------------------------------------------------------------------------------------------------
SDC #13                Rio Blanco       CO      Chaparral Resources, Inc.      0.300000          0.225000    combined with SDC #16
------------------------------------------------------------------------------------------------------------------------
SDC #31                Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.112500       $200.00
------------------------------------------------------------------------------------------------------------------------
SDC #10                Rio Blanco       CO      Chaparral Resources, Inc.      0.300000          0.227219       $300.00
------------------------------------------------------------------------------------------------------------------------
SDC #7                 Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.106875     $6,200.00
------------------------------------------------------------------------------------------------------------------------
SDC #25                Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.112500    $44,700.00
------------------------------------------------------------------------------------------------------------------------
SDC #26                Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.112500     $7,500.00
------------------------------------------------------------------------------------------------------------------------
SDC #21                Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.112500     $9,900.00
------------------------------------------------------------------------------------------------------------------------
SDC #24                Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.112500    $13,500.00
------------------------------------------------------------------------------------------------------------------------
Tipperary #7-3         Rio Blanco       CO      Chaparral Resources, Inc.      0.135000          0.105469    $23,400.00
------------------------------------------------------------------------------------------------------------------------
SDC #17-2              Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.112500     $1,500.00
------------------------------------------------------------------------------------------------------------------------
SDC #29                Rio Blanco       CO      Chaparral Resources, Inc.      0.211100          0.151464    $29,500.00
------------------------------------------------------------------------------------------------------------------------
Fuelco #7-4            Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.123750    $16,900.00
------------------------------------------------------------------------------------------------------------------------
SDC Fee #15            Rio Blanco       CO      Chaparral Resources, Inc.      0.300000          0.228573       $300.00
------------------------------------------------------------------------------------------------------------------------
SDC #12                Rio Blanco       CO      Chaparral Resources, Inc.      0.300000          0.220500       $300.00
------------------------------------------------------------------------------------------------------------------------
SDC #30                Rio Blanco       CO      Chaparral Resources, Inc.      0.150000          0.107510       $800.00
------------------------------------------------------------------------------------------------------------------------
Superior #12-1         Rio Blanco       CO      Chaparral Resources, Inc.      0.221250          0.166055       $300.00
------------------------------------------------------------------------------------------------------------------------
SDC #14                Rio Blanco       CO      Chaparral Resources, Inc.      0.300000          0.241266       $300.00
------------------------------------------------------------------------------------------------------------------------
Government 32-3        Rio Blanco       CO      Chaparral Resources, Inc.      0.300000          0.236250    $15,800.00
------------------------------------------------------------------------------------------------------------------------
SDC #1M-34             Rio Blanco       CO      Chaparral Resources, Inc.      0.168750          0.134531       $200.00
------------------------------------------------------------------------------------------------------------------------
Undeveloped Acreage    Rio Blanco       CO      Chaparral Resources, Inc.                                     $37,500.00
------------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL                             $270,000.00
                                                                           ---------------------------------------------

Rio Blanco County, Colorado            Oil and Gas Leases/Surface Leases/Mineral
Interests




Lessor   Lessee   Description       Date    Exp.     Gross Ac.





Hill Foundation   F.S. Di Grappa    T4S-R102W        8/8/75   HBP      320.000





                  Sec 12: S/2SW/4





                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4










Robert M. Allan III        F.S. Di Grappa   T4S-R102W         8/1/75   HBP





                  Sec 12: S/2SW/4





                  Sec 13: E/2W/2

                  Sec 24: E/2NW/4










Gerald Buckles et al       F.S. Di Grappa   T4S-R102W         8/12/75  HBP





                  Sec 12: S/2SW/4





                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4








Ruth Mayes Guardian        F.S. Di Grappa   T4S-R102W         8/1/75   HBP





                  Sec 12: S/2SW/4

                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4









The Superior Oil Co    Cities Service Oil Co    T4S-R102W   4/15/64  HBP 320.000





                  Sec   1: SE/4SW/4





                  Sec 12: E1/2NW1/4, SW1/4NE1/4, NE1/4SW1/4, N1/2SE1/4





                  T4S-R101W




                  Sec  7:  NW1/4SW1/4





                  From the surface to 100' below the base of the Entrada.

Frances M Spence  J.R. Williams     T4S-R102W        9/10/56  HBP      40.000





                  Sec 12: SW/4SW/4










Lillian D. McCowan         J.R. Williams    T4S-R102W         9/10/56  HBP





                  Sec 12: SW/4SW/4










M.J. Mayes        Cities Service Oil Co     T4S-R102W         2/5/62   HBP





                  Sec 12: SW/4SW/4







T.H. Hammett      Cities Service Oil Co     T4S-R102W         2/23/62  HBP

                  Sec 12: SW/4SW/4










First National Bank     Cities Service Oil Co     T4S-R102W         2/23/62  HBP





                  Sec 12: SW/4SW/4









Robert M. Allan III      Cities Service Oil Co    T4S-R102W         2/5/62   HBP





                  Sec 12: SW/4SW/4









Lynn Allan Barr   Cities Service Oil Co     T4S-R102W         2/5/62   HBP

                  Sec 12: SW/4SW/4








Virginia M. Colvin       Cities Service Oil Co     T4S-R102W        4/12/62  HBP





                  Sec 12: SW/4SW/4







Lou L. Powell     Cities Service Oil Co     T4S-R102W         3/20/63  HBP





                  Sec 12: SW/4SW/4










Lorraine L. Winterer     Cities Service Oil Co    T4S-R102W         3/21/63  HBP




                  Sec 12: SW/4SW/4

Ralph E. Smith    Cities Service Oil Co     T4S-R102W         3/22/63  HBP





                  Sec 12: SW/4SW/4








Ray E. Jensen     Cities Service Oil Co     T4S-R102W         3/22/63  HBP





                  Sec 12: SW/4SW/4










Albert C. Kirby   C.B. Exploration Co   T4S-R102W      7/8/71   HBP      320.000





                  Sec 12: S/2SW/4

                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4








 R.W. Pendleton Tst        F.S. Di Grappa   T4S-R102W         12/8/75  HBP





                  Sec 12: S/2SW/4





                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4








Virginia M. Colvin         F.S. Di Grappa   T4S-R102W         8/1/75   HBP





                  Sec 12: S/2SW/4

                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4








Edward Juhan et al         F.S. Di Grappa   T4S-R102W         8/1/75   HBP





                  Sec 12: S/2SW/4





                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4








Lorraine L. Winterer       F.S. Di Grappa   T4S-R102W         8/1/75   HBP

                  Sec 12: S/2SW/4





                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4









Ray E. Jensen     F.S. Di Grappa    T4S-R102W        8/13/75  HBP





                  Sec 12: S/2SW/4





                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4









Ralph E. Smith    F.S. Di Grappa    T4S-R102W        8/1/75   HBP

                  Sec 12: S/2SW/4





                  Sec 13: E/2W/2




                  Sec 24: E/2NW/4









John R. Anderson  F.S. Di Grappa    T4S-R102W        8/12/75  HBP      320.000





                  Resurvey Tract 37





                  comprising parts of Sections 2, 3, 10 & 11








Albert G. Kirby   Cities Service Oil Co     T4S-R102W         3/22/75  HBP




                  Resurvey Tract 37
                  comprising parts of Sections 2, 3, 10 & 11









David D. Robinson Cities Service Oil Co     T4S-R102W         3/22/75  HBP





                  Resurvey Tract 37





                  comprising parts of Sections 2, 3, 10 & 11









Max B. Lewis      Cities Service Oil Co     T4S-R102W         8/12/75  HBP





                  Resurvey Tract 37





                  comprising parts of Sections 2, 3, 10 & 11

First Congregational     Cities Service Oil Co     T4S-R102W        3/10/74  HBP





Church of Grand            Resurvey Tract 37





Junction          comprising parts of Sections 2, 3, 10 & 11








Marguerite B. Smith       Lawrence Barker  T4S-R102W    1/1/78   HBP     200.000





                  Sec 12: SE/4SW/4





                  Sec 13: E1/2W1/2




                  Sec 24: E/2NW/4

C-03997  Cascade Land      T4S-101W 6/1/68  HBP      640.000





         Leasing Co        Sec 3: N/2




                  Sec 4: S/2








C-03638  Cascade Land      T4S-R101





         Leasing Co     Sec 9: SW/4, NE/4SE/4, W/2SE/4    5/1/68   HBP   280.000









C-0121361         Walter Duncan     T3S-R102W        5/1/64   HBP      2,240.000





                  Sec 27: ALL

                  Sec 28: ALL




                  Sec 33: ALL




                  Sec 34: N/2








C-2864   Robert L. Milkulich        T3S-R101W        12/1/67  HBP      640.000





                  Sec 32: ALL







C-03961  J. Pelham Johnston         T4S-R102W        4/1/52   HBP      1,403.780





                  Sec 1: Lots 5-8, S/2N/2, SE/4, N/2SW/4, SW/4SW/4





                  Sec 2: Lots 5-10, S/2N/2, N/2S/2, S/2SE/4

                  Sec 3: Lots 5,6,9, S/2NE/4, N/2SE/4









C-03286  Preston Oil Co    T4S-R101W        9/1/51   HBP      280.000





                  Sec 11: NW/4SE/4, E/2SE/4





                  Sec 11: NE/4








C-03955  Cities Service Oil Co      T4S-R102W        4/1/52   HBP      1,800.000





                  Sec 12: SE/4NE/4, NW/4SW/4, S/2SE/4, N1/2NE1/4





                  Sec 13: E/2, W1/2W1/2





                  Sec 14: ALL

                  Sec 15: N/2, N/2SE/4, SE/4SE/4








C-12755  Cascade Land      T4S-R101W        6/1/71   HBP      1,044.190





         Leasing Co        Sec 5: W/2SE/4





                  Sec  7:  S1/2SW1/4, NE1/4SW1/4, SE1/4





                  Sec   8: Lots 1,2, W/2NE/4, NW/4





                  Sec 17: Lots 1,2, W/2NE/4, NW1/4









C-03967  Carol Miller      T4S-R101W        4/1/52   HBP      1,160.520

                  Sec  5: Lots 5-10, SW/4NE/4, S/2NW/4, SW/4





                  Sec  6: Lots 8-11, S/2N/2, S/2 (ALL)







C-03286-B         Preston Oil Co    T4S-R101W        9/1/51   HBP      40.000





                  Sec 11: SW/4SE/4







C-25358  John H. Brunel    T4S-R101W        6/1/77   HBP      200.000





                  Sec   9: SE/4SE/4





                  Sec 16: W/2NE/4, E/2SE/4

C-03963  J. Pelham Johnston         T4S-R102W        4/1/52   HBP      754.100





                  Sec 10:  Lots 1-6, 8, 9, N1/2NW1/4, SW1/4NW1/4, SE1/4SE1/4





                  Sec 11: Lots 1,2,3, SE/4NW/4, SW/4





                  Sec 12: W/2NW/4









C-12754  Raymond Chorney   T4S-R101W        4/15/64  HBP      160.000





                  Sec  7:  NW1/4








Twin Buttes Land  Teton Energy Co.  T4S-R102W

Company           Sec 10:  SE1/4NW1/4





                  Sec 13:  NE1/4SW1/4








                  Surface Access Agreement










         Chaparral Resources,       T4S-R102W





         Inc.     Sec 12:  S1/2SW/4





                  Sec 13:  E1/2W1/2





                  Sec 24:  E1/2NW1/4

                  2/100ths mineral interest










                           TOTALS           12,162.590

Rio Blanco County, Colorado                 Related Contracts




Effective Date    Contract Description




7/8/63   Operating Agreement     South Douglas Creek Unit and Unit Operating
Agreement




11/20/75 Operating Agreement        Cities Service Agreement




6/1/76   Operating Agreement        Mountain Fuel Agreement




11/3/76  Operating Agreement        Tipperary Agreement




9/1/77   Operating Agreement        Superior Agreement




4/18/84  Operating Agreement        Joint Operating Agreement (individual well)




6/21/84  Operating Agreement        Joint Operating Agreement (individual well)

11/1/75  Farmout  Farmout Agreement between Cities Service and Frank
DiGrappa




6/1/76   Letter Agreement  Letter Agreement between Mountain Fuel and Frank
DiGrappa





7/19/76  Agreement         Agreement between Norris Oil Co. and Frank DiGrappa





9/23/76  Farmout  Farmout Agreement between Teton and Tipperary





6/3/77   Farmout  Superior - Teton Farmout Agreement





1/1/95   Marketing         Marketing Agreement between Conoco Inc. and Chaparral
Resources, et al




11/1/96  Marketing         Marketing Agreement between Wasatch Oil & Gas and
Chaparral Res., et al

                                    EXHIBIT C

                          FORM OF NONFOREIGN AFFIDAVIT

                        Exemption from Withholding of Tax
                                       For
                  Dispositions of U.S. Real Property Interests


Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform Conoco Inc. that withholding of tax is not required upon the disposition of a U.S. real property interest by -------------------------, the undersigned hereby certifies the following:

1. ---------------------- is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate for purposes of U.S. income taxation.

2.   ------------------------ taxpayer identifying number is ------------------.

3.   --------------------------- office address is --------------.

----------------- understands that this certification may be disclosed to the Internal Revenue Service by ------------------ and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare I have authority to sign this document.



                                 By:
                                     --------------------------------
                                 Title:
                                        -----------------------------

       SUBSCRIBED AND SWORN TO by the said -------------------------------------
------------------------------------, --------------------------------------- of
---------------,  before me this ---- day of --------,  199-,  to certify  which witness my hand and seal of office.

         My commission expires on the ----- day of ----------, 19--.

                                              ---------------------------------
                                              NOTARY PUBLIC in and for
                                              THE STATE OF ------------------

                                   EXHIBIT E-1

                           SELLER'S ASSIGNMENT NOTICE

February 28, 1997

Conoco Inc.
10 Desta Drive, Suite 100W
Midland, TX   79705-4500


     Re: Notice of Assignment of Purchase and Sale Agreement dated February ---, 1997, Effective January 1, 1997 between Chaparral Resources, Inc. and Conoco Inc.

Chaparral Resources, Inc. ("Seller") hereby notifies Conoco Inc. ("Buyer") that Seller has assigned all of its rights under the Purchase and Sale Agreement dated February ---, 1997, effective January 1, 1997, between Seller and Buyer ("Purchase and Sale Agreement") to ------------------------, a qualified intermediary (as that term is defined in Section 1.1031(k)- 1(g)(4)(v) of the Treasury Regulations), as provided in Section 11.1 of the Purchase and Sale Agreement. The assignment of the Purchase and Sale Agreement is effective February ---, 1997.

Seller makes this assignment of the Purchase and Sale Agreement solely for the purpose of completing the transaction contemplated by the Purchase and Sale Agreement as a like-king exchange of property under Section 1031 of the Internal Revenue Code of 1986, as amended. Nothing in this letter will be deemed to evidence and release of either Seller or Buyer from any of their respective liabilities and obligations to each other under the Purchase and Sale Agreement.

Sincerely Yours,

CHAPARRAL RESOURCES, INC.


------------------------------

                     BUYER'S ACKNOWLEDGEMENT OF NOTIFICATION

Buyer hereby acknowledges receipt of notification to Buyer as required by Treasury Regulation Section 1.1031(k)-1(g)(4)(v) and Buyer's signature hereon shall constitute acceptance of such notification. Buyer's acceptance of this notification shall in no way be deemed to release Seller or Buyer from any of their agreements, representations, warranties and/or indemnifications set forth in the Purchase and Sale Agreement, nor shall the assignment of the Purchase and Sale Agreement be deemed to enlarge the rights, duties or obligations of any party under the Purchase and Sale Agreement.

CONOCO INC.


------------------------------

                                   EXHIBIT E-2

                            BUYER'S ASSIGNMENT NOTICE

February 28, 1997

Chaparral Resources, Inc.
3400 Bissonnet, Suite 135
Houston, TX   77005


     Re: Notice of Assignment of Purchase and Sale Agreement dated February ---,
     1997,   Effective  January  1,  1997  between  Conoco  Inc.  and  Chaparral
     Resources, Inc.

Conoco Inc. ("Buyer") hereby notifies Chaparral Resources, Inc. ("Seller") that Buyer has assigned all of its rights under the Purchase and Sale Agreement dated February ----, 1997, effective January 1, 1997, between Seller and Buyer ("Purchase and Sale Agreement") to Petroleum Strategies, Inc., a qualified intermediary (as that term is defined in Section 1.1031(k)-1(g)(4)(v) of the Treasury Regulations), as provided in Section 11.1 of the Purchase and Sale Agreement. The assignment of the Purchase and Sale Agreement is effective February ----, 1997.

Buyer makes this assignment of the Purchase and Sale Agreement solely for the purpose of completing the transaction contemplated by the Purchase and Sale Agreement as a like-king exchange of property under Section 1031 of the Internal Revenue Code of 1986, as amended. Nothing in this letter will be deemed to evidence and release of either Seller or Buyer from any of their respective liabilities and obligations to each other under the Purchase and Sale Agreement.

Sincerely Yours,

CONOCO INC.


-------------------------

                    SELLER'S ACKNOWLEDGEMENT OF NOTIFICATION

Seller hereby acknowledges receipt of notification to Seller as required by Treasury Regulation Section 1.1031(k)-1(g)(4)(v) and Seller's signature hereon shall constitute acceptance of such notification. Seller's acceptance of this notification shall in no way be deemed to release Seller or Buyer from any of their agreements, representations, warranties and/or indemnifications set forth in the Purchase and Sale Agreement, nor shall the assignment of the Purchase and Sale Agreement be deemed to enlarge the rights, duties or obligations of any party under the Purchase and Sale Agreement.

CHAPARRAL RESOURCES, INC.


------------------------------